UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2024

WRAP TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-55838	98-0551945
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1817 W 4th Street, Tempe, Arizona 85281
(Address of principal executive offices)

(800) 583-2652
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WRAP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Employment Agreements

On January 14, 2024, the Board of Directors (the “Board”) of Wrap Technologies, Inc. (the “Company”) appointed Scot Cohen, who previously served as the Company’s Executive Chairman and Principal Executive Officer, to the position of Executive Chairman and Chief Executive Officer. In connection therewith, the Company and Mr. Cohen entered into an amendment, dated January 14, 2024, to Mr. Cohen’s Employment Agreement, dated October 12, 2023 (the “Cohen Amendment”) to, among other things, reflect Mr. Cohen’s new title.

Also on January 14, 2024, the Board appointed Kevin Mullins, who previously served as the Company’s Chief Executive Officer, to the position of President. In connection therewith, the Company and Mr. Mullins entered into an amendment, dated January 14, 2024, to Mr. Mullins’s Employment Agreement, dated April 13, 2022 (the “Mullins Amendment”) to, among other things, reflect Mr. Mullin’s new title.

The description of the Cohen Amendment and Mullins Amendment contained in this Item 5.02 are qualified in their entirety by reference to the full text of the Cohen Amendment and Mullins Amendment, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Equity Awards

In connection with Mr. Cohen’s appointment as Chief Executive Officer, on January 14, 2024, the Board approved an amendment to the Non-Statutory Stock Option Agreement, dated as of October 12, 2023, between the Company and Mr. Cohen (the “Stock Option Amendment”), providing that the stock options issued thereunder shall vest in four annual installments, provided that Mr. Cohen is still employed by the Company or an affiliate of the Company on the applicable vesting date. The other terms of the stock options remain unchanged.

On January 18, 2024, the Board granted Mr. Cohen an award of 632,911 restricted shares of common stock, par value $0.0001 per share, of the Company under the Company’s 2017 Equity Compensation Plan, vesting upon the achievement of certain performance goals.

Item 8.01	Other Events.

On January 16, 2024, the Company issued a press release announcing the appointment of Mr. Cohen and Mr. Mullins to their new positions. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Employment Agreement, by and between Scot Cohen and Wrap Technologies, Inc. dated January 14, 2024.
10.2	First Amendment to Employment Agreement, by and between Kevin Mullins and Wrap Technologies, Inc. dated January 14, 2024.
99.1	Press Release issued by Wrap Technologies, Inc., dated January 16, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRAP TECHNOLOGIES, INC.

Date: January 19, 2024	By:	/s/ Scot Cohen
Scot Cohen
Chief Executive Officer